UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2020

INPIXON

(Exact name of registrant as specified in its charter)

Nevada	001-36404	88-0434915
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2479 E. Bayshore Road, Suite 195 Palo Alto, CA	94303
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 702-2167

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	INPX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Nanotron Purchase Agreement

On October 5, 2020 (the “Signing Date”), Inpixon (the “Company”), through its wholly-owned subsidiary, Inpixon GmbH, a limited liability company incorporated under the laws of Germany (the “Purchaser”), entered into a Share Sale and Purchase Agreement (the “Purchase Agreement”) with Nanotron Technologies GmbH, a limited liability company incorporated under the laws of Germany (“Nanotron”), and Sensera Limited, a stock corporation incorporated under the laws of Australia and the sole shareholder of Nanotron (the “Seller”), to acquire 100% of the outstanding capital stock (the “Nanotron Shares”) of Nanotron (the “Acquisition”). Nanotron’s business consists of developing and manufacturing location-aware IoT systems and solutions. All defined terms used herein and not otherwise defined have the meanings set forth in the Purchase Agreement.

Subject to the terms and conditions of the Purchase Agreement, the Purchaser will acquire the Nanotron Shares from the Seller for an aggregate purchase price of $8,700,000 (the “Purchase Price”), subject to certain adjustments. The Purchaser will retain $750,000 (the “Holdback Funds”) of the Purchase Price to secure the Seller’s obligations under the Purchase Agreement, with any unused portion of the Holdback Funds to be released to the Seller on the date that is 18 months after the Closing Date. The Purchaser intends to pay the Purchase Price from funds received in connection with a capital contribution from the Company.

The Purchase Price will be used to satisfy outstanding loans payable by the Seller to obtain the release of certain existing security interests on Nanotron’s assets, and the Closing of the Acquisition is subject to certain closing conditions, including, among others (i) the absence of any Material Adverse Change since the Signing Date; (ii) the entry into or delivery of certain ancillary documents by the parties; (iii) the assignment of the Seller’s agreements with certain customers and vendors associated with Nanotron’s business; and (iv) other customary closing conditions. The Company anticipates that all closing conditions will be satisfied or waived on or about October 6, 2020; however, there can be no assurance that the closing conditions will be satisfied or waived or that other events will not intervene to delay or result in the failure to close.

The Purchase Agreement imposes on the Seller, for a period of 3 years from the Closing Date, customary non-compete and non-solicitation restrictions and customary non-disclosure obligations, all of which are subject to certain exceptions and qualifications.

The Seller will be required to indemnify the Purchaser for breaches of its representations and warranties, subject to a $4,350,000 cap on monetary damages, except for breaches of certain specified representations and warranties relating to corporate status, the Nanotron Shares, contributions, intellectual property rights and taxes, for which the Seller’s monetary damages will be capped at $8,700,000. Such limitations on liability are also subject to customary carve outs in cases of the Seller’s fraud, intentional misrepresentation or intentional misconduct. The Holdback Funds will be the primary source for any amounts payable by the Seller in connection with the foregoing, until such funds are exhausted.

The Purchase Agreement also provides that the Seller will indemnify the Purchaser or Nanotron for losses arising out of other specified matters, including those relating to the Seller’s Employee Security Ownership Plan, certain tax obligations, court orders and non-compliance with data protection laws, all of which are more fully described in the Purchase Agreement.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Subscription of Units of Cardinal Venture Holdings

On September 30, 2020, the Company entered into a Subscription Agreement (the “Subscription Agreement”) with Cardinal Venture Holdings LLC, a Delaware limited liability company (“CVH”), pursuant to which the Company has agreed to (i) contribute up to $1,800,000 (the “Contribution”) to CVH and (ii) purchase up to 599,999 Class A Units of CVH (the “Class A Units”) and up to 1,800,000 Class B Units of CVH (the “Class B Units,” and, together with the Class A Units, the “Units”). The aggregate purchase price of $1,800,000 for the Units is deemed to be satisfied in part through the Contribution.

CVH owns certain interests in the sponsor entity (the “Sponsor”) to a special purpose acquisition company formed for the purpose of pursuing an initial public offering of its securities followed by effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (the “SPAC”). It is anticipated that the Contribution will be used by CVH to fund the Sponsor’s purchase of securities in the SPAC.

Nadir Ali, the Company’s Chief Executive Officer, beneficially owns membership interests in CVH through 3AM LLC, a Delaware limited liability company and a founding member of CVH (“3AM”).

Concurrently with its entry into the Subscription Agreement, the Company entered into the Amended and Restated Limited Liability Company Agreement of CVH (the “LLC Agreement”), dated as of September 30, 2020. Under the terms of the LLC Agreement, in the event the Managing Member (as defined in the LLC Agreement) can no longer manage CVH’s affairs due to his death, disability or incapacity, 3AM will serve as CVH’s replacement Managing Member. Except as may be required by law, the Company, as a non-managing member under the LLC Agreement, does not have any voting rights and generally cannot take part in the management or control of CVH’s business and affairs.

The LLC Agreement provides that each Class A Unit and each Class B Unit represents the right of the Company to receive any distributions made by the Sponsor on account of the Class A Interests and Class B Interests, respectively, of the Sponsor.

The Company is not required to make additional capital contributions to CVH, unless any such capital contribution is approved by all of CVH’s members. In addition, the LLC Agreement contains terms and conditions that provide for limitations on liability, restrictions on rights to distributions and certain indemnification rights for CVH’s members.

This Current Report on Form 8-K does not constitute an offer to sell nor the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

The foregoing descriptions of the Subscription Agreement and the LLC Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Subscription Agreement and the form of the LLC Agreement, copies of which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 8.01	Other Information.

Risks Related to the Acquisition and the Investment in CVH

There are a number of significant risks related to the Acquisition and the investment in CVH, including the risk factors enumerated below. Unless otherwise stated or the context otherwise requires under this Item 8.01, the terms “we,” “us ” and “our” refer collectively to the Company and its subsidiaries.

Risks Related to the Nanotron Acquisition

There are a number of significant risks related to the Purchase Agreement, including the risk factors enumerated below.

We may not be able to close the Acquisition and if we do close the Acquisition, we may not be able to successfully integrate Nanotron’s business, or retain the existing customer base, which may result in our inability to fully realize the intended benefits of the Acquisition. In addition the integration of Nanotron into our business operation may disrupt our current operations, which could have a material adverse effect on our business, financial position and/or results of operations.

On October 5, 2020, we agreed to acquire Nanotron. The closing of the Acquisition is subject to certain conditions to closing and there are no assurances that the Acquisition will be consummated. Furthermore, integration of Nanotron’s business involves a number of risks, including, but not limited to:

●	difficulties or complications in combining the acquired technologies, equipment and personnel into our operations;

●	differences in controls, procedures and policies, regulatory standards and business cultures between the acquired personnel and our current personnel;

●	the diversion of management’s attention from our ongoing core business operations;

●	the potential loss of key personnel;

●	the potential loss of key customers or suppliers who choose not to do business with us;

●	difficulties or delays in consolidating the acquired technologies; and/or

●	unanticipated costs and other assumed contingent liabilities.

These factors could cause us to not fully realize the anticipated financial and/or strategic benefits of the Acquisition, which could have a material adverse effect on our business, financial condition and/or results of operations.

We may not realize the full benefit of the Acquisition if the acquired products and services have less market appeal than expected.

In addition to designing and developing our own products and services, we evaluate various strategic transactions and acquisitions of companies with technologies and intellectual property that complement our products and services by adding technology, differentiation, customers and/or revenue. We believe these complementary technologies will add value to the Company and allow us to provide a comprehensive indoor intelligence platform, offering a one-stop shop to our customers. We anticipate that the products and services that we will receive upon the closing of the Acquisition will result in an increase in our revenues; however, there can be no assurance that we will be able to retain the existing customer base or expand the technologies and products acquired from Nanotron with existing customers and finding new customers to sell our products and services to. This may require increasingly sophisticated and costly sales efforts and may not result in additional sales. In addition, the rate at which our customers purchase additional products and services, and our ability to attract new customers, depends on a number of factors, including the perceived need for indoor mapping products and services, as well as general economic conditions. If our efforts to sell additional products and services are not successful, our business may suffer.

If we do not adequately protect our intellectual property rights acquired in connection with the Acquisition, we may experience a loss of revenue and our operations and growth prospects may be materially harmed.

The Seller has represented to us that Nanotron’s intellectual property is legally and beneficially owned or licensed by them. Although we are not aware of any infringement claims, it is possible that such claims are made during the Term. While the Seller have agreed to indemnify us in connection with any losses or claims relating to any infringement of the licensed intellectual property, any loss of the intellectual property rights could result in a loss of revenue and our operations and growth prospects may be materially harmed.

In addition, our success depends, in part, on our ability to protect our intellectual property against infringement and misappropriation by defending our intellectual property rights, including those that we will acquire in connection with the Acquisition. To protect these rights, we rely on intellectual property laws as well as contractual and other legal rights. We seek to acquire the rights to intellectual property necessary for our operations. However, our measures may not be successful in any given instance, particularly in countries outside the U.S. We endeavor to protect our rights; however, third parties may infringe upon our intellectual property rights. We may be forced to take steps to protect our rights, including through litigation, which could result in a diversion of resources.

Our acquisition of Nanotron may expose us to additional liabilities, and insurance and indemnification coverage may not fully protect us from these liabilities.

Upon completion of our acquisition of Nanotron, we may be exposed to unknown or contingent liabilities associated with the Nanotron. While we have certain indemnification protections set forth in the Purchase Agreement, if these liabilities exceed such limitations or we are not entitled to seek indemnification provisions in connection with such liabilities, our results of operations and financial condition may be materially and negatively affected.

Nanotron relies on a key customer, the importance of which may vary dramatically from year to year, and a loss of this key customer may adversely affect our operating results.

Prior to the Acquisition, Nanotron has relied on certain key customers for a significant part of its revenues. The loss of a significant amount of business from these key customers or other major customers would materially and adversely affect our results of operations until such time, if ever, as we are able to replace the lost business. Significant customers or projects in any one period may not continue to be significant customers or projects in other periods. To the extent that we are dependent on any single customer, we are subject to the risks faced by that customer to the extent that such risks impede the customer’s ability to stay in business and make timely payments to us.

If Nanotron’s products fail to provide accurate and timely location information, we could have liability to customers, which could adversely affect our results of operations.

Nanotron is a provider of electronic location awareness solutions, which are intended to deliver precise position data augmented by context information in real-time. Nanotron has historically focused and sold its products to companies related to manufacturing, mine safety and productivity, healthcare and livestock health.

If Nanotron’s solutions fail to provide accurate and timely information or are associated with errors or malfunctions, then its customers and users could assert claims against us that could result in substantial costs to us, harm our reputation in the industry and cause demand for our services to decline.

We maintain general liability and insurance coverage, but this coverage may not continue to be available on acceptable terms or may not be available in sufficient amounts to cover one or more large claims against us. In addition, the insurer might disclaim coverage as to any future claim. One or more large claims could exceed our available insurance coverage.

The assertion of such claims and ensuing litigation, regardless of its outcome could result in substantial cost to us, divert management’s attention from operations, damage our reputation and decrease market acceptance of our products and services.

Risks Related to Our Investment in CVH

Nadir Ali, our Chief Executive Officer and a director, is an interested party in our investment in CVH by virtue of his prior investment and relationship with CVH. These interrelationships may create, or appear to create, conflicts of interest.

Nadir Ali, our Chief Executive Officer and director, is also a member in CVH through 3AM, which may, in certain circumstances, be entitled to manage the affairs of CVH. Mr. Ali’s relationship may create conflicts of interest between Mr. Ali’s obligations to our company and its shareholders and his economic interests and possible fiduciary obligations in CVH through 3AM. For example, Mr. Ali may be in a position to influence or manage the affairs of CVH in a manner that may be viewed as contrary to the best interests of either the Company or CVH and their respective stakeholders.

Because of its limited resources and the significant competition for business combination opportunities, it may be more difficult for the SPAC to complete its initial business combination. If the SPAC is unable to complete an initial business combination, then we may not realize any benefit in our investment in CVH.

It is anticipated that the Contribution will be used by the Sponsor to fund the purchase of private placement warrants it has committed to purchase at the closing of the initial public offering of the SPAC. If the SPAC does not complete an initial business combination within the allocated time period, then such warrants will be worthless. As a result, we could lose our entire investment.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1*	Share Sale and Purchase Agreement, dated as of October 5, 2020, among Inpixon GmbH, Sensera Limited and Nanotron Technologies GmbH.

10.1	Subscription Agreement, dated as of September 30, 2020, by and between Cardinal Venture Holdings LLC and Inpixon.

10.2	Form of Amended and Restated Limited Liability Company Agreement of Cardinal Venture Holdings LLC.

*	Schedules, exhibits and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Inpixon hereby undertakes to furnish copies of such omitted materials supplementally upon request by the U.S. Securities and Exchange Commission.

Cautionary Note Regarding Forward-Looking Statements

The information contained in this Current Report on Form 8-K and the exhibits attached hereto contain “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words “intend,” “may,” “should,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other comparable terminology are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. While the Company believes its plans, intentions and expectations reflected in those forward-looking statements are reasonable, these plans, intentions or expectations may not be achieved. The Company’s actual results, performance or achievements could differ materially from those contemplated, expressed or implied by the forward-looking statements. For information about the factors that could cause such differences, please refer to the Company’s filings with the U.S. Securities and Exchange Commission. Given these uncertainties, you should not place undue reliance on these forward-looking statements. The Company assumes no obligation to update any forward-looking statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INPIXON

Date: October 5, 2020	By:	/s/ Nadir Ali
	Name:	Nadir Ali
	Title:	Chief Executive Officer